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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): August 30, 2004

               IndyMac MBS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, providing for the issuance of the IndyMac MBS, Inc., Mortgage Pass-Through Certificates, Series 2004-G).
                               INDYMAC MBS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware             333-116470              95-4791925
          --------             ----------              ----------
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)         File Number)      Identification No.)

   155 North Lake Avenue
    Pasadena, California                                  91101
    --------------------                               --------
   (Address of Principal                               (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----  --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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Section 8.
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Item 8.01.  Other Events.
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         On August 30, 2004, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-G (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Section 9
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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of August 1, 2004, by and among the Company, IndyMac and the Trustee.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDYMAC MBS, INC.



                                         By:  /s/ Victor H. Woodworth
                                              -----------------------
                                                  Victor H. Woodworth
                                                  Vice President



Dated:  September 16, 2004



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                                  Exhibit Index
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Exhibit                                                                    Page
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     99.1.    Pooling and Servicing Agreement, dated as of August 1, 2004,
              by and among, the Company, IndyMac and the Trustee 5           5




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